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                                                                    EXHIBIT 21.1

                              LIST OF SUBSIDIARIES

         Set forth below is a list of all of the subsidiaries of Dura Automotive Systems, Inc. Unless otherwise indicated, all of the subsidiaries are wholly owned. If indented, the company is a subsidiary of the company under which it is listed.

                                                                                             JURISDICTION
                                       NAME                                                   FORMATION
                                       ----                                                   ---------
Dura Operating Corp......................................................................     Delaware
   Dura Automotive Systems of Indiana, Inc...............................................     Indiana
   Autopartes Excel de Mexico, S.A. de C.V...............................................     Mexico
   Atwood Automotive, Inc................................................................     Michigan
   Atwood Mobile Products, Inc...........................................................     Illinois
   Mark I Molded Plastics of Tennessee, Inc..............................................     Tennessee
   Thixotech, Inc.(1)....................................................................     Canada
   Dura Holding Germany GmbH.............................................................     Germany
      Dura Automotive Body & Glass Systems GmbH & Co.....................................     Germany
         Dura Automotive Selbecke Leisten & Blenden GmbH.................................     Germany
         Dura Automotive Plettenberg Leisten und Blenden GmbH............................     Germany
         Dura Automotive Herne Karosseriekomponenten GmbH................................     Germany
         Dura Automotive Plettenberg Glasmodule GmbH.....................................     Germany
         Dura Automotive Plettenberg Kunststoffteile GmbH................................     Germany
         Dura Automotive Plettenberg Werkzeugbau-und Werkserhaltungs GmbH................     Germany
         Dura Automotive Plettenberg Entwicklungs-und Vertriebs GmbH.....................     Germany
         Dura Automotive Plettenberg Oberflachenveredelung GmbH..........................     Germany
         Dura Automotive Handels-und Beteiligungsgesellschaft mbH........................     Germany
             Dura Automotive GmbH Projektgesellschaft....................................     Germany
                 Dura Automotive CZ s.r.o................................................     Czech Republic
            Schade Deco-Systems GmbH.....................................................     Germany
            Dura Automotive Body & Glass Systems UK Ltd..................................     UK
            Dura Automotive Automocion S.A...............................................     Spain
            Dura Automotive Portuguesa Industria de Componentes para Automovels Lda......     Portugal
            Dura Automotive Body & Glass Systems Components, a.s.........................     Slovakia
            Dura Automotive Systems CZ s.r.o.............................................     Czech Republic
         Dura Automotive Body & Glass Systems Geschaftsfuhrungsgesellschaft mbH..........     Germany
   Dura/Excel do Brasil Ltda.............................................................     Brazil
      Dura Automotive Systems do Brasil Ltda.............................................     Brazil
   Dura Asia-Pacific Pty Ltd.............................................................     Australia
   Dura UK Limited.......................................................................     UK
      Trident Automotive Ltd.............................................................     UK
         Dura Holdings Ltd...............................................................     UK
            Rearsby Group Ltd............................................................     UK
            Adwest Electronics Inc.......................................................     Delaware
            Dura Automotive Limited......................................................     UK
               Western Thomson India Ltd(2)..............................................     India
               Carbin Ltd................................................................     UK
            Dura Cables Limited..........................................................     UK

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
                                                                                            JURISDICTION
                                                NAME                                         FORMATION
                                                ----                                         ---------
      ACK Controls, Inc.(6)...........................................................        Delaware
      Spicebright Limited.............................................................        UK
         Adwest Horndraulic Australia.................................................        Australia
         Moblan Investments, B.V......................................................        The Netherlands
            Dura Holdings France S.A..................................................        France
               Dura Automotive Systems France, S.A....................................        France
               Dura Automotive Systemes S.A...........................................        France
               Adwest France S.A......................................................        France
                  Dura France SA......................................................        France
                  Dura Automotive Holding GmbH & Co KG (3)............................        Germany
                      Dura Automotive Grundstuckverwaltung GmbH.......................        Germany
                      Dura Automotive Systems Einbeck GmbH............................        Germany
                           Dura Automotive Systems Rotenberg GmbH.....................        Germany
                           Dura Automotive Systems Kohler GmbH........................        Germany
                      Dura Automotive Systems GmbH....................................        Germany
                      Dura Automotive Systems Reiche GmbH.............................        Germany
                      Dura Automotive Systems Reiche GmbH & Co. KG....................        Germany
         Dura Automotive, S.L. (4)....................................................        Spain
Dura Automotive Canada ULC............................................................        Nova Scotia
   Dura Ontario Inc...................................................................        Canada
   Dura Canada, L.P...................................................................        Canada
      Dura Automotive Systems (Canada), Ltd...........................................        Canada
         Trident Automotive Limited...................................................        Canada
         Trident Automotive L.P.......................................................        Delaware
            Trident Automotive Canada Co..............................................        Nova Scotia
                 Trident Automotive L.L.C.............................................        Delaware
   Dura Automotive Systems Cable Operations, Inc......................................        Delaware
Universal Tool & Stamping Company, Inc................................................        Indiana
Shanghai Sanfeng Atwood Electric Co. Ltd. JV (5)......................................        China
Dura de Mexico, S.A. de C.V...........................................................        Mexico
Dura Automotive Systems Export, Inc...................................................        Barbados
Dura Global Technologies, Inc.........................................................        Michigan
Dura Aircraft Operating Company, LLC..................................................        Michigan
Excel Global, Inc.....................................................................        Barbados
 Dura Brake Systems, LLC..............................................................        Michigan

(1)      70.56 owned by Dura Operating Corp.
(2)      49% owned by Dura Automotive Ltd.
(3) 14% owned by Dura Holding Germany GmbH and 86% owned by Adwest France Holdings, S.A.
(4)      30% owned by Dura Holding Germany GmbH and 70% owned by Spicebright
         Limited.
(5)      30% owned by Dura Operating Corp.
(6)      13% owned by Trident Automotive Ltd.